Exhibit 99.1

FOR IMMEDIATE RELEASE

Founder SPAC Announces Filing a Registration Statement on Form S-4
in Connection with a Proposed Business Combination with Rubicon Technologies

LEXINGTON, KY – (February 2, 2022) – Founder SPAC (Nasdaq: FOUN) (“Founder”), a publicly-traded special purpose acquisition company, and Rubicon Technologies, LLC (“Rubicon”), a Certified B Corporation and innovative software platform that provides smart waste and recycling solutions for businesses and governments worldwide, announced that Founder filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on February 1, 2022.

The Registration Statement contains a preliminary proxy statement/consent solicitation statement/prospectus in connection with the previously announced business combination between Founder and Rubicon. Although the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Rubicon and Founder, as well as the proposed business combination.

Rubicon, a Lexington, Kentucky-based company, is a leading environmental innovator that utilizes its pioneering cloud-based technology and software platform to provide smart waste and recycling solutions for businesses and governments worldwide, via its network of more than 8,000 hauling and recycling partners across 20 countries. Rubicon’s software enables customers to make data-driven decisions that lead to more efficient and effective operations and yield more environmentally sustainable outcomes.

On December 15, 2021, Founder entered into a merger agreement with Rubicon. The combined company is expected to be listed on the New York Stock Exchange (“NYSE”) upon completion of the transaction, which is expected to occur in the second quarter of 2022, subject to approval by Founder’s shareholders, the Registration Statement being declared effective by the SEC, and other customary closing conditions. The transaction and related financings are expected to provide gross proceeds of approximately $432 million to Rubicon, assuming no redemptions and prior to the payment of transaction expenses.

About Rubicon Technologies, LLC

Rubicon is a Lexington, Kentucky-based, digital marketplace for waste and recycling, and provider of innovative software-based solutions to businesses and governments worldwide. Using technology to drive environmental innovation, the company helps turn businesses into more sustainable enterprises and neighborhoods into greener and smarter places to live and work. Rubicon’s mission is to end waste. It helps its partners find economic value in their waste streams and confidently execute their sustainability goals. Learn more at Rubicon.com.

About Founder SPAC

Founder is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. While Founder is not limited to a particular industry or geographic region, the company focuses on businesses within the technology sector, with a specific focus on the theme of Digital Transformation. Founder is led by CEO Osman Ahmed, CFO Manpreet Singh, and Executive Chairman Hassan Ahmed. The company’s independent directors include Jack Selby, Steve Papa, Allen Salmasi, and Rob Theis. Sponsor and advisor, Nikhil Kalghatgi, leads the company’s advisory board.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Rubicon, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Founder and its management, or Rubicon and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations, which include, but are not limited to: 1) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against Rubicon, Founder, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain the approval of the shareholders of Founder or Rubicon, or to satisfy other conditions to the closing of the business combination; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet NYSE's listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Rubicon as a result of the announcement and consummation of the business combination; 7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that Rubicon or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) Rubicon’s estimates of its financial performance; 12) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Founder’s securities; 13) the risk that the transaction may not be completed by Founder’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Founder; 14) the impact of the novel coronavirus disease pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; 15) the inability to complete the PIPE investment in connection with the business combination; and 16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Founder’s registration statement on Form S-4, filed with the SEC on February 1, 2022 (the “Registration Statement”), and other documents filed by Founder from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Founder nor Rubicon gives any assurance that either Founder or Rubicon or the combined company will achieve its expected results. Neither Founder nor Rubicon undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Use of Projections

This press release may contain financial forecasts of Rubicon. Neither Rubicon’s independent auditors, nor the independent registered public accounting firm of Founder, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. These projections should not be relied upon as being necessarily indicative of future results. The projected financial information contained in this press release constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Additional Information and Where to Find It

The proposed transactions will be submitted to Founder’s shareholders for their consideration and approval at a special meeting of shareholders. In connection with the proposed transactions, Founder filed the Registration Statement, which included a preliminary proxy statement / consent solicitation statement / prospectus in connection with Founder’s solicitation of proxies for the vote by Founder’s shareholders in connection with the proposed transactions and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Rubicon’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been declared effective, Founder will mail a definitive proxy statement / consent solicitation statement / prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed transactions. Investors and security holders of Founder are advised to read the preliminary proxy statement and any amendments thereto, and, when available, the definitive proxy statement, in connection with Founder’s solicitation of proxies for its special meeting of shareholders to be held to approve the proposed transaction because the proxy statement / consent solicitation statement / prospectus will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement / consent solicitation statement / prospectus and all other relevant documents filed or that will be filed with the SEC by Founder through the website maintained by the SEC at www.sec.gov.

The documents filed by Founder with the SEC also may be obtained free of charge at Founder’s website at https://www.thefounderspac.com or upon written request to 800 Capital Street, Suite 2400, Houston, TX 77002.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Founder and Rubicon and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Founder’s shareholders in connection with the proposed transactions. Founder’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of Founder in the Registration Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Founder’s shareholders in connection with the proposed business combination is set forth in the Registration Statement.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts:

Media Contact - Rubicon

Dan Sampson

Chief Marketing & Corporate Communications Officer

dan.sampson@rubicon.com

rubiconPR@icrinc.com

Investor Relations Contact - Rubicon

Sioban Hickie, ICR, Inc.

rubiconIR@icrinc.com

Founder SPAC Contact

Cody Slach

Gateway Group

(949) 574-3860

FOUN@gatewayir.com